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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported): OCTOBER 25, 2006

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                        IMPSAT FIBER NETWORKS, INC.
           (Exact name of registrant as specified in its charter)

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       DELAWARE                   000-29085                  52-1910372
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  (State or other               (Commission                 (IRS Employer
    jurisdiction                File Number)             Identification No.)
  of incorporation)


                      ELVIRA RAWSON DE DELLEPIANE 150
                              PISO 8, C1107BCA
                          BUENOS AIRES, ARGENTINA
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

    Registrant's telephone number, including area code: (5411) 5170-0000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01      OTHER EVENTS

     On October 26, 2006, IMPSAT Fiber Networks, Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Company had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 25, 2006, by and among the Company, Global Crossing Limited, a Bermuda corporation ("GCL"), and GC Crystal Acquisition, Inc., a Delaware corporation and an indirect wholly owned subsidiary of GCL ("MergerCo"). Pursuant to the Merger Agreement, MergerCo will merge with and into the Company, the separate existence of MergerCo will cease, and the Company will be the surviving corporation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     On October 26, 2006, the Company issued written communications from Ricardo Verdaguer, Chief Executive Officer and President of the Company, to the Company's (i) employees (a copy of the employee communication is attached hereto as Exhibit 99.2 and is incorporated herein by reference),
(ii) customers (a copy of the customer communication is attached hereto as Exhibit 99.3 and is incorporated herein by reference) and (iii) suppliers (a copy of the supplier communication is attached hereto as Exhibit 99.4 and is incorporated herein by reference) regarding the proposed merger with GCL. In addition, the Company issued a written question and answer communication that will be used in connection with employees and other parties regarding the proposed merger (a copy of this question and answer communication is attached hereto as Exhibit 99.5 and is incorporated herein by reference) as well as talking points that will be used in connection with the Company's customers regarding the proposed merger (a copy of this communication is attached hereto as Exhibit 99.6 and is incorporated herein by reference).

ADDITIONAL INFORMATION AND WHERE TO FIND IT

IN CONNECTION WITH GCL'S PROPOSED ACQUISITION OF THE COMPANY PURSUANT TO THE TERMS OF THE MERGER AGREEMENT, THE COMPANY WILL FILE A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS TO IT) BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain free copies of the proxy statement when it becomes available, as well as other filings containing information about the Company, without charge, at the SEC's Internet site (www.sec.gov). These documents may also be obtained for free from the Company's Investor Relations web site (www.impsat.com) or by directing a request to the Company at: IMPSAT Fiber Networks, Inc., Elvira Rawson de Dellepiane 150, Piso 8, C1107BCA, Buenos Aires, Argentina,
Attention: Guillermo Pardo.

The Company and its respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from the Company's stockholders in respect of the proposed transaction.

Information regarding the Company's directors and executive officers is available in the Company's proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on March 31, 2006. Additional information regarding the interests of such potential participants in the proposed transaction will be included in the proxy statement to be filed with the SEC in connection with the proposed transaction.

This written communication contains forward-looking statements that involve risks and uncertainties concerning GCL's proposed acquisition of the Company, the Company's expected financial performance, as well as the Company's strategic and operational plans. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the reaction of customers of the Company to the transaction and general economic conditions. In addition, please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. The filings by the Company identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. Copies of these filings may also be obtained by accessing the Company's website (www.impsat.com) or the SEC's website (www.sec.gov). The Company does not undertake any obligation to update any of the forward-looking statements after the date of this press release to conform to actual results.

The Company intends that all forward-looking statements made will be subject to safe harbor protection of the federal securities laws pursuant to Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

     The following is furnished as an Exhibit to this report:

     99.1   Press Release of IMPSAT Fiber Networks, Inc., dated October 26,
            2006.
     99.2   Communication to employees, dated October 26, 2006.
     99.3   Communication to customers, dated October 26, 2006.
     99.4   Communication to suppliers, dated October 26, 2006.
     99.5 Question and answer communication to be used in connection with employees and other parties.
     99.6 Talking Points to be used in connection with IMPSAT's Customers, dated October 26, 2006.


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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IMPSAT Fiber Networks, INC.

Date: October 26, 2006               By: /s/ Hector Alonso
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                                         Name:  Hector Alonso
                                         Title: Executive Vice President and
                                                Chief Financial Officer




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                               EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
-----------  -----------
99.1         Press Release of IMPSAT Fiber Networks, Inc., dated October 26,
             2006.

99.2         Communication to employees, dated October 26, 2006.

99.3         Communication to customers, dated October 26, 2006.

99.4         Communication to suppliers, dated October 26, 2006.

99.5 Question and answer communication to be used in connection with employees and other parties.

99.6 Talking Points to be used in connection with IMPSAT's Customers, dated October 26, 2006.